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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                        (Date of earliest event reported)

                                  June 28, 2005

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                      CENTURY PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


         0-16075                                         86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                                 936A Beachland
                              Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544 (Registrant's telephone
                          number, including area code)


                                       n/a

          (Former Name or Former Address, if Changed Since Last Report)

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02 Unregistered Sales of Equity Securities

      On June 29, 2005, Century Pacific Financial Corporation (the "Company") issued 5,000,000 shares of its common stock ("Common Stock") to Keating Reverse Merger Fund, LLC ("KRM Fund") in full payment of an unsecured $50,000 loan previously made to the Company by KRM Fund. The shares of Common Stock were valued at $0.01 per share in connection with this loan payment.

      On June 29,  2005,  the Company also issued  500,000  shares of its Common
Stock to Kevin R. Keating, the sole officer and director of the Company, in payment of $5,000 owed to him for services previously rendered to the Company. The shares of Common Stock were valued at $0.01 per share in connection with this payment.

      On June 29, 2005, the Company also issued 350,000 shares of its Common Stock to Garisch Financial, Inc. ("GFI") in payment of $3,500 owed to GFI for consulting services previously rendered to the Company. The shares of Common Stock were valued at $0.01 per share in connection with this payment.

      The above shares of Common Stock were issued under an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). As such, the shares of Common Stock issued to KRM Fund, Kevin R. Keating and GFI will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom. The Company has agreed to grant "piggyback" registration rights to KRM Fund, Kevin R. Keating and GFI with respect to the above shares.

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      Immediately   following  the  above  stock  issuances,   the  Company  had
13,775,021 shares of Common Stock outstanding. KRM Fund owns a total of 10,625,287 shares of the Company's Common Stock immediately after the above stock issuances.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

      On June 28, 2005, the Company filed a Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware. The Amendment had been approved by the Company's board of directors on May 27, 2005 and by the written consent of stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on May 27, 2005. The stockholders of the Company were mailed a 14C information statement on June 7, 2005 informing them of the foregoing actions.

      The Amendment increased the number of authorized shares of common stock from 100,000,000 to 150,000,000 and increased the number of authorized shares of preferred stock from 5,000,000 to 10,000,000. The Amendment also reduced the par value per share of common stock from $0.04 per share to $0.001 per share and reduced the par value per share of preferred stock from $0.05 per share to $0.001 per share.

      A copy of the Amendment is attached hereto as Exhibit 3.2 and is hereby incorporated by reference.

Item 9.01 Exhibits.

      (c)   Exhibits.


      Exhibit Number    Description
      --------------    -----------

      3.2               Certificate   of   Amendment  to  the   Certificate   of
                        Incorporation of the Company filed June 28, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the
undersigned hereunto duly authorized.

                                   Century Pacific Financial Corporation
                                   (Registrant)


Date: June 30, 2005                By: /s/ Kevin R. Keating
                                       -----------------------------------------
                                       Kevin R. Keating, President and Secretary

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                                  EXHIBIT INDEX

      Exhibit Number    Description
      --------------    -----------

      3.2               Certificate   of   Amendment  to  the   Certificate   of
                        Incorporation of the Company filed June 28, 2005.